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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 3, 2005
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                                 Maritrans Inc.
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                 (Exact Name of Registrant Specified in Charter)


       Delaware                        1-9063                  51-0343903
     ------------                  -------------               -----------
    (State or Other              (Commission File           (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)


              Two Harbour Place
           302 Knights Run Avenue
               Tampa, Florida                                     33602
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  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (813) 209-0600
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.

On May 4, 2005, Maritrans Inc. issued a press release regarding a favorable settlement of a lawsuit. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

99.1     Press Release, dated May 4, 2005, issued by Maritrans Inc.























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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MARITRANS INC.


                                           By: /s/ Walter T. Bromfield
                                               -----------------------
                                                   Walter T. Bromfield
                                                   Chief Financial Officer



Dated: May 4, 2005





















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                                  Exhibit Index
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 Exhibit
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 99.1              Press Release, dated May 4, 2005, issued by Maritrans Inc.